UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2023

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 7, 2023, Inpixon (the “Company”) determined to further postpone the Company’s upcoming Special Meeting of Stockholders (the “Special Meeting”), originally scheduled for Thursday, August 3, 2023 at 10:00 a.m., Pacific Time, and previously postponed to Friday, September 8, 2023 at 10:00 a.m., Pacific Time. The Special Meeting has been further postponed to Monday, October 2, 2023, at 10:00 a.m., Pacific Time. The postponement is intended to provide additional time to the Company’s stockholders to consider and vote on the proposals to be acted upon at the Special Meeting.

The Special Meeting will still be completely virtual, the record date for the Special Meeting remains June 21, 2023, and there is no change to the purpose of the Special Meeting or any of the proposals to be acted upon at the Special Meeting. The live audio webcast for the Special Meeting will be available by visiting www.virtualshareholdermeeting.com/INPX2023.

In connection with the postponement of the Special Meeting, on September 7, 2023, the Company entered into a waiver agreement (the “Waiver”) with the holders (each, including its successors and assigns, a “Holder” and collectively, the “Holders”) of the Common Stock Purchase Warrants issued by the Company on May 17, 2023 (as amended from time to time in accordance with their terms, the “Warrants”) pursuant to the terms and conditions of that certain Warrant Purchase Agreement, dated May 15, 2023, by and among the Company and the Holders (as amended from time to time in accordance with its terms, the “Purchase Agreement”). Pursuant to the Waiver, the Holders waived the requirement set forth in the Purchase Agreement that the Company hold a special meeting of stockholders for the purpose of obtaining the approval of the Company’s stockholders as may be required by the applicable rules and regulations of the Nasdaq Capital Market (or any successor entity) with respect to the transactions contemplated by the Purchase Agreement and the Warrants on or before September 12, 2023. Pursuant to the Waiver, the Holders agreed that the Company may hold such stockholders meeting at the earliest practical date after the date of the Purchase Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: September 7, 2023	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

2